Employee Benefit Plan	12 Months Ended
Dec. 31, 2016
Compensation and Retirement Disclosure [Abstract]
Employee Benefit Plan
EMPLOYEE BENEFIT PLAN
The Company has a 401(k) plan whereby all employees with six months of service may contribute up to $15,000 to the plan. The employees vest in the Company contributions to the 401(k) plan 25% per year, beginning in the employee’s second year of service, with full vesting occurring after five years of service. The employees are fully vested in their contributions when made. The Company matches employee contributions 20 cents on the dollar up to 10% of gross salary. The Company has reported expense under the plan of $0.2 million for each of the years ended December 31, 2016 and 2015.